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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: JANUARY 29, 2004
                        (DATE OF EARLIEST EVENT REPORTED)




                            THE NAUTILUS GROUP, INC.
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             (Exact name of registrant as specified in its charter)





        Washington                  000-25867                     94-3002667
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
    of incorporation)             File Number)               Identification No.)




                              1400 NE 136th Avenue
                           Vancouver, Washington 98684
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              (Address of principal executive offices and zip code)




                                 (360) 694-7722
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              (Registrant's telephone number, including area code)




                                 Not Applicable
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          (Former name or former address, if changed since last report)





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                            THE NAUTILUS GROUP, INC.
                                    FORM 8-K


ITEM 5.  OTHER EVENTS

     On January 29, 2004, The Nautilus Group, Inc. issued a press release announcing a voluntary product safety reinforcement (recall) program relating only to the Bowflex Power Pro model with Lat Tower attachment, in cooperation with the U.S. Consumer Product Safety Commission. A copy of the press release is attached as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

         The following exhibit is furnished herewith and this list constitutes the exhibit index:

         Exhibit No.          Description
         -----------          -----------

         99 The Nautilus Group, Inc. Press Release, dated January 29, 2004, announcing a voluntary product safety reinforcement (recall) program relating only to the Bowflex Power Pro model with Lat Tower attachment, in cooperation with the U.S. Consumer Product Safety Commission.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE NAUTILUS GROUP, INC.
                                           (Registrant)

January 30, 2004                           By: /s/  Rod W. Rice
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(Date)                                     Rod W. Rice, Chief Financial Officer,
                                           Treasurer and Secretary